SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549





                             FORM 8-K



                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  September 19, 1995




                       Inland Resources Inc.
      (Exact name of registrant as specified in its charter)



    Washington                0-16487                  91-1307042
(State of incorporation) (Commission File No.)         (IRS Employer
                                                  Identification
                                                  No.)


        475 17th Street, Suite 1500, Denver, Colorado  80202
    (Address of principal execute offices, including zip code)



                       (303) 292-0900
       (Registrant's telephone number, including area code)


















                                1
Item 2.  Acquisition or Disposition of Assets.

     On September 19, 1995, Inland Resources Inc. ("Registrant") sold to Petroglyph Gas Partners, L.P. ("PGP") the Registrant's undivided 50% working interest in 21,412 gross acres of oil and gas leases in the Antelope Creek and Duchesne Fields located in Duchesne County, Utah (the "Duchesne County Fields"), and Registrant's undivided 50% interest in various tangible assets and gas gathering system relating to the Duchesne County Fields. The purchase price paid by PGP was (i) $3 million in cash (less $50,000 in net closing adjustments among the parties); (ii) the assumption by PGP of Registrant's liability under its Loan Agreement, dated August 24, 1994, with Joint Energy Development Investments Limited Partnership ("JEDI"), a nonrecourse loan having an outstanding balance at September 19, 1995 of $2.5 million (the "Inland Loan Agreement"); and (iii) the assignment by PGP to Inland of PGP's undivided 47.24% interest in 8,277 gross acres of oil and gas leases in Duchesne County, Utah (the "Ashley Federal Unit"). The parties agreed that the sale would be deemed effective as of July 1, 1995, so that from and after July 1, 1995 PGP would be deemed to own the Duchesne County Fields and related assets, and Registrant would be deemed to own PGP's undivided 47.24% interest in the Ashley Federal Unit. JEDI consented to the sale by Registrant and the assumption of the Inland Loan Agreement by PGP, and Registrant has no further liability or obligation under the Inland Loan Agreement.

Item 7.  Financial Statements and Exhibits.

(b) Attached to this Form 8-K as pages F-1 through F-4 are unaudited pro forma consolidated financial statements of Registrant reflecting the results of the sale on a pro forma basis for the periods reflected.

(c)  Exhibits.  The following exhibits are being filed herewith:

     10.1 Asset Purchase and Sale Agreement dated August 25, 1995, but effective as of July 1, 1995, by and between Inland Resource Inc. and Petroglyph Gas Partners, L.P. (without exhibits).

     10.2 Assignment and Assumption Agreement, First Amendment to Loan Agreement, and Confirmation of Documents dated September 19, 1995 by and between Inland Resources Inc., Petroglyph Gas Partners, L.P. and Joint Energy Development Investments Limited Partnership (without exhibits).























                                2

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 25, 1995

                                   INLAND RESOURCES INC.



                                   By:  Kyle R. Miller, President and
                                        Chief Executive Officer

















































                    INLAND RESOURCES INC.
         PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


  INTRODUCTION:

  The accompanying unaudited Pro Forma Consolidated Financial Statements are presented to illustrate the effect of the sale of the Duchesne County Fields on Inland Resources Inc.'s (the "Company") consolidated historical financial condition and results of operations had the transaction occurred
  (i) as of June 30, 1995 for the Pro Forma Consolidated Balance Sheet (ii) as of January 1, 1995 for the Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1995, and (iii) as of January 1, 1994 for the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1994.

  Inland Production Company (formerly named Lomax Exploration Company) was acquired effective September 21, 1994. As a result, after the Duchesne County Fields activity is removed, the 1994 Pro Forma Consolidated Statement of Operations includes only three months and ten days of production and sales activity for Inland Production Company. The Company did not have any other significant oil and gas operations in 1994.

  The Pro Forma Consolidated Statement of Operations for 1994 does not include any reduction to general and administrative expense that may have been realized if the Company truly operated the initial nine months of the year without any significant operations. In addition, due to a variety of factors that result from the Company's current business emphasis and anticipated drilling schedule, the Company cautions that the Pro Forma Consolidated Statements of Operations for both periods presented may not necessarily be indicative of the future operating results of the consolidated company.

  As explained in the Company's 1994 report on Form 10-KSB, the Company has classified all mining operations as discontinued operations. In accordance with financial reporting rules, the accompanying Pro Forma Consolidated Statements of Operations are presented without consideration for discontinued operations.
























                    INLAND RESOURCES INC.
             PRO FORMA CONSOLIDATED BALANCE SHEET
                        June 30,  1995
                         (Unaudited)
                                       Inland     Pro Forma    Pro Forma
                                    Historical   Adjustments Consolidated
  ASSETS
  Current assets:

     Cash and cash equivalents         $ 515,942 $ 3,000,000$ 3,515,942
     Accounts receivable                 663,311                663,311
     Inventory                           852,344   (278,000)    574,344
     Department of Energy contract       182,224                182,224
     Other current assets                423,886                423,886
               Total current assets    2,637,707   2,722,000  5,359,707

  Property, plant and equipment, at cost:
     Oil and gas properties
      (successful efforts method)     14,591,317 (4,507,000) 10,084,317
     Gas and water transportation
       facilities                        647,833   (500,000)    147,833
     Accumulated depletion,
       depreciation and amortization   (937,549)     635,000  (302,549)
          14,301,601                 (4,372,000)   9,929,601
     Other property, plant and
       equipment, net                    578,858                578,858

   Total assets                     $ 17,518,166 $(1,650,000)$15,868,166

  LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
     Accounts payable and accrued
       expenses                      $ 2,090,845            $ 2,090,845
     Current portion of long-term
       debt                            3,028,518 (2,500,000)    528,518
     Property reclamation costs,
       short-term                        300,000                300,000
         Total current liabilities     5,419,363 (2,500,000)  2,919,363

  Long-term debt                       3,405,203              3,405,203
  Property reclamation costs,
    long-term                            125,690                125,690

  Stockholders' equity:
  Preferred Class A stock, par
     value $.001; 20,000,000 shares
     authorized, 106,850 shares of
     Series A issued and outstanding;
     liquidation preference of
     $5,342,500                              107         107
  Additional paid-in capital -
     preferred                         3,672,861              3,672,861
  Common stock, par value $.001;
    100,000,000 shares authorized;
    28,927,999 shares issued and
    outstanding                           28,928                 28,928
  Additional paid-in capital -
    common                            13,168,591             13,168,591
  Accumulated deficit                (8,302,577)     850,000(7,452,577)
        Total stockholders' equity     8,567,910     850,000  9,417,910

  Total liabilities and
      stockholders' equity         $ 17,518,166 $(1,650,000) $15,868,166
                               F-2

                    INLAND RESOURCES INC.
        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
            For the six months ended June 30, 1995
                         (Unaudited)


                                       Inland    Pro Forma    Pro Forma
                                     Historical Adjustments Consolidated

  Sales of oil and gas               $ 1,128,645 $ (468,000)  $ 660,645

  Operating expenses:

     Lease operating expenses            736,697   (404,000)    332,697
     Production Taxes                     89,035    (50,000)     39,035
     Exploration                          14,592     (1,500)     13,092
     Depletion, depreciation and
       amortization                      510,709   (199,000)    311,709
     General and administrative, net     779,785                779,785
          Total operating expenses     2,130,818   (654,500)  1,476,318


  Operating loss                     (1,002,173)     186,500  (815,673)
  Interest expense                     (421,408)     209,000  (212,408)
  Other income, net                       67,686                 67,686


  Loss from continuing
    operations                     $ (1,355,895)   $ 395,500$ (960,395)

  Net loss per share from
    continuing operations                $ (.05)                $ (.03)


  Weighted average common
    shares outstanding                28,927,999             28,927,999



























                               F-3

                   INLAND RESOURCES INC.
        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             For the year ended December 31, 1994
                         (Unaudited)



                                        Inland     Pro Forma    Pro Forma
                                      Historical  Adjustments Consolidated


  Sales of oil and gas               $ 1,063,458 $ (821,000) $ 242,458


  Operating expenses:

     Lease operating expenses            915,063   (763,000)    152,063
     Production taxes                     90,222    (80,000)     10,222
     Exploration                         306,121    (59,000)    247,121
     Depletion, depreciation and
       amortization                      330,110   (232,500)     97,610
     General and administrative, net   1,004,891              1,004,891
          Total operating expenses     2,646,407 (1,134,500)  1,511,907


  Operating loss                     (1,582,949)     313,500(1,269,449)
  Interest expense                     (142,666)      96,500   (46,166)
  Other income, net                       54,581                 54,581


  Loss from continuing
    operations                    $ (1,671,034)   $ 410,000 $(1,261,034)

  Net loss per share from
    continuing operations                $ (.09)                $ (.07)


  Weighted average common shares
     outstanding                      18,738,492             18,738,492
























                               F-4